                                                                    EXHIBIT g(2)

                        FOREIGN CUSTODY MANAGER AGREEMENT

         AGREEMENT made as of January 6, 2003 between each entity listed on
Schedule 1 attached hereto (each a "Fund" and collectively, "Funds") and The Bank of New York ("BNY").

                             W I T N E S S E T H:

         WHEREAS, the Fund and BNY have entered into a Custody Agreement (the "Custody Agreement");

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each of its current series listed on Schedule 1 hereto (the "Series"), as may be amended from time to time, subject to this Agreement;

         WHEREAS, the Fund desires to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

         WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein; and

         NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Fund and BNY hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         1. "BOARD" shall mean the board of directors or board of trustees, as the case may be, of the Fund.

         2. "ELIGIBLE FOREIGN CUSTODIAN" shall have the meaning provided in the Rule.

         3. "MONITORING SYSTEM" shall mean a system established by BNY to fulfill the Responsibilities specified in clauses (d) and (e) of Section 1 of
Article III of this Agreement.

         4. "RESPONSIBILITIES" shall mean the responsibilities delegated to BNY under the Rule as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by BNY, as such responsibilities are more fully described in Article III of this Agreement.

         5. "RULE" shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended on June 12, 2000.

         6. "SPECIFIED COUNTRY" shall mean each country listed on Schedule 2 attached hereto (as amended from time to time) and each country, other than the United States, constituting the primary market for a security with respect to which the Fund has given, or may give, settlement instructions to The Bank of New York as custodian (the "Custodian") under its Custody Agreement with the Fund.

                                   ARTICLE II.
                        BNY AS A FOREIGN CUSTODY MANAGER

         1. The Fund on behalf of its Board hereby delegates to BNY with respect to each Specified Country the Responsibilities.

         2. BNY accepts the Board's delegation of Responsibilities with respect to each Specified Country and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Fund's assets would exercise.

         3. BNY shall provide to the Board and the Fund's investment adviser at such times as the Board deems reasonable and appropriate based on the circumstances of the Fund's foreign custody arrangements (but in no event less frequently than quarterly) written reports notifying the Board and the Fund's investment adviser of the placement of assets of the Fund with a particular Eligible Foreign Custodian within a Specified Country and shall promptly notify the Board and the Fund's investment adviser of any material change in the arrangements (including the contract governing such arrangements) with respect to assets of the Fund with any such Eligible Foreign Custodian.

                                  ARTICLE III.
                                RESPONSIBILITIES

         1. Subject to the provisions of this Agreement, BNY shall with respect to each Specified Country select an Eligible Foreign Custodian. In connection therewith, BNY shall: (a) determine that assets of the Fund held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in paragraph (c)(1) of the Rule; (b) determine that the Fund's foreign custody arrangements with each Eligible Foreign Custodian are governed by a written contract with the Custodian which will provide reasonable care for the Fund's assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract with an Eligible Foreign Custodian shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or, alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as BNY determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Fund as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Fund with a particular Eligible Foreign Custodian pursuant to paragraph (c)(1) of the Rule and the performance of the contract governing such arrangement;

and (e) advise the Fund and the Fund's investment adviser, as soon as reasonably possible, whenever BNY determines under the Monitoring System that an arrangement (including, any material change in the contract governing such arrangement) described in preceding clause (d) no longer meets the requirements of the Rule.

         2. For purposes of clause (d) of the preceding Section 1 of this Article, BNY's determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country. For purposes hereof, "Country Risks" shall mean systemic risks of holding assets in a particular country including but not limited to (a) an Eligible Foreign Custodian's use of any depositories that act as or operate a system or a transnational system for the central handling of securities or any equivalent book-entries; (b) such country's financial infrastructure; (c) such country's prevailing custody and settlement practices (but not the custody and settlement practices of any Eligible Foreign Custodian whose custody and settlement practices are not such prevailing practices); (d) nationalization, expropriation or other governmental actions; (e) regulation of the banking or securities industry; (f) currency controls, restrictions, devaluations or fluctuations; and (g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

                                   ARTICLE IV.
                                 REPRESENTATIONS

         1. The Fund hereby represents that: (a) this Agreement has been duly authorized, executed and delivered by the Fund, constitutes a valid and legally binding obligation of the Fund enforceable in accordance with its terms, and, to the Fund's knowledge, no statute, regulation, rule, order, judgment or contract binding on the Fund prohibits the Fund's execution or performance of this Agreement; (b) this Agreement has been approved and ratified by the Board at a meeting duly called and at which a quorum was at all times present; and (c) the Board or the Fund's Investment Adviser has considered the Country Risks associated with investment in each Specified Country and will have considered such risks prior to any settlement instructions being given to the Custodian with respect to any other country.

         2. BNY hereby represents that: (a) BNY is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and, to BNY's knowledge, no statute, regulation, rule, order, judgment or contract binding on BNY prohibits BNY's execution or performance of this Agreement; (c) BNY has established and will maintain the Monitoring System, and (d) BNY is a U.S. Bank as defined in paragraph (a)(7) of the Rule.

                                   ARTICLE V.
                                 CONCERNING BNY

         1. BNY shall not be liable under this Agreement for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

         2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof, nor shall the Fund be liable to BNY or any third party for special, indirect or consequential damages, or for lost profits or loss of business arising in connection with this Agreement.

         3. For its services hereunder, the Fund agrees to pay to BNY such compensation and out-of-pocket expenses as shall be mutually agreed.

         4. BNY shall have only such duties as are expressly set forth herein. In no event shall BNY be liable for any Country Risks associated with investments in a particular country.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         1. This Agreement constitutes the entire agreement between the Fund and BNY as a foreign custody manager, and no provision in the Custody Agreement between the Fund and the Custodian shall affect the duties and obligations of BNY hereunder, nor shall any provision in this Agreement affect the duties or obligations of the Custodian under the Custody Agreement.

         2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 100 Church Street, 10th Floor, New York, New York 10286, or at such other place as BNY may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if received by it at its offices at 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258 or at such other place as the Fund may from time to time designate in writing.

         4. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

         5. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and BNY hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund and BNY each hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and BNY each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

         6. The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the Fund and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person by reason of this Agreement.

         7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         8. This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Fund and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than thirty
(30) days after the date of such notice.

         9. A copy of the Declaration of Trust of the each Fund that is a Massachusetts Business Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund; provided, however, that the Declaration of Trust of the Fund provides that the assets of a particular Series of the Fund shall under no circumstances be charged with liabilities attributable to any other Series of the Fund and that all persons extending credit to, or contracting with or having any claim against a particular Series of the Fund shall look only to the assets of that particular Series for payment of such credit, contract or claim.

         IN WITNESS WHEREOF, the Fund and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

                                 By: [ILLEGIBLE]
                                    --------------------------------------------
                                 on behalf of each Fund identified on Schedule 1 hereto

                                 THE BANK OF NEW YORK

                                 By: /s/EDWARD G. McGANN
                                    ---------------------
                                 Title: EDWARD G. McGANN
                                        VICE PRESIDENT

                                   SCHEDULE 1
                              AS OF JANUARY 6, 2003

GCG TRUST:

Capital Growth Series
Value Equity Series
Asset Allocation Growth Series
Diversified Mid-Cap Series
Internet Tollkeeper Series
Limited Maturity Bond Series
Liquid Asset Series
Equity Opportunity Series
Focus Value Series
Fundamental Growth Series
All Cap Series
Investors Series
Strategic Equity Series
Fund for Life

                                   SCHEDULE 1
                         AMENDED AS OF JANUARY 13, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

GCG TRUST:

Mid-Cap Growth Series
Research Series
Total Return Series
Fully Managed Series
Developing World Series
Hard Assets Series
Managed Global Series
International Equity Series
International Enhanced EAFE Series
Growth Series
Janus Growth and Income Series
Special Situations Series
Core Bond Series
Global Franchise Series
Equity Income Series
Large Cap Value Series
Capital Guardian Small Cap Series
J.P. Morgan Fleming Small Cap
Equity Growth Series
Real Estate Series
Van Kampen Growth and Income Series

                                   SCHEDULE 1
                          AMENDED AS OF MARCH 13, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING GET FUND:

ING GET Fund - Series V

                                   SCHEDULE 1
                          AMENDED AS OF APRIL 7, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING FUNDS TRUST:

ING GNMA Income Fund
ING High Yield Opportunity Fund
ING Lexington Money Market Trust
ING Money Market Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund
ING Intermediate Bond Fund
ING Classic Money Market Fund
ING High Yield Bond Fund

                                   SCHEDULE 1
                           AMENDED AS OF MAY 1, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING EQUITY TRUST:

ING Principal Protection Fund VII

                                   SCHEDULE 2

                               Specified Countries

Argentina                     Lithuania
Australia                     Luxembourg
Austria                       Malaysia
Bahrain                       Mauritius
Bangladesh                    Mexico
Belgium                       Morocco
Bermuda                       Namibia
Bolivia                       Netherlands
Botswana                      New Zealand
Brazil                        Nigeria
Bulgaria                      Norway
Canada                        Oman
Chile                         Pakistan
China                         Panama
Colombia                      Peru
Costa Rica                    Philippines
Croatia                       Poland
Cyprus                        Portugal
Czech Republic                Romania
Denmark                       Russia
Ecuador                       Singapore
Egypt                         Slovakia
Estonia                       Slovenia
Finland                       South Africa
France                        South Korea
Germany                       Spain
Ghana                         Sri Lanka
Greece                        Swaziland
Hong Kong                     Sweden
Hungary                       Switzerland
India                         Taiwan
Indonesia                     Thailand
Ireland                       Transnational
Israel                        Turkey
Italy                         Ukraine
Ivory Coast                   United Kingdom
Japan                         Uruguay
Jordan                        Venezuela
Kenya                         Zambia
Latvia                        Zimbabwe
Lebanon

[ING FUNDS LOGO]

June 6, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the Foreign Custody Manager Agreement dated January 6, 2003 (the "Agreement"), we hereby notify you of the addition of the following countries to be added/included on Schedule 2 to the Agreement:

         Cayman Islands
         Iceland
         Jamaica
         Palestine
         Vietnam

If you have any questions, please contact me at (480) 477-2118.

Sincerely,

/s/ Michael J. Roland
---------------------

Michael J. Roland
Executive Vice President & Chief Financial Officer

                               AMENDED SCHEDULE 2

                               SPECIFIED COUNTRIES

   COUNTRY          EFFECTIVE DATE          COUNTRY         EFFECTIVE DATE
--------------      ---------------      -------------      ---------------
Argentina           January 6, 2003      Japan              January 6, 2003
Australia           January 6, 2003      Jordan             January 6, 2003
Austria             January 6, 2003      Kenya              January 6, 2003
Bahrain             January 6, 2003      Lithuania          January 6, 2003
Bangladesh          January 6, 2003      Luxembourg         January 6, 2003
Belgium             January 6, 2003      Malaysia           January 6, 2003
Bermuda             January 6, 2003      Mauritius          January 6, 2003
Bolivia             January 6, 2003      Mexico             January 6, 2003
Botswana            January 6, 2003      Morocco            January 6, 2003
Brazil              January 6, 2003      Namibia            January 6, 2003
Bulgaria            January 6, 2003      Netherlands        January 6, 2003
Canada              January 6, 2003      New Zealand        January 6, 2003
Cayman Islands      May 12, 2003         Nigeria            January 6, 2003
Chile               January 6, 2003      Norway             January 6, 2003
China               January 6, 2003      Oman               January 6, 2003
Colombia            January 6, 2003      Pakistan           January 6, 2003
Costa Rica          January 6, 2003      Palestine          May 12, 2003
Croatia             January 6, 2003      Panama             January 6, 2003
Cyprus              January 6, 2003      Peru               January 6, 2003
Czech Republic      January 6, 2003      Philippines        January 6, 2003
Denmark             January 6, 2003      Poland             January 6, 2003
Ecuador             January 6, 2003      Portugal           January 6, 2003
Egypt               January 6, 2003      Romania            January 6, 2003
Estonia             January 6, 2003      Russia             January 6, 2003
Finland             January 6, 2003      Singapore          January 6, 2003
France              January 6, 2003      Slovakia           January 6, 2003
Germany             January 6, 2003      Slovenia           January 6, 2003
Ghana               January 6, 2003      South Africa       January 6, 2003
Greece              January 6, 2003      South Korea        January 6, 2003
Hong Kong           January 6, 2003      Spain              January 6, 2003
Hungary             January 6, 2003      Sri Lanka          January 6, 2003
Iceland             May 12, 2003         Swaziland          January 6, 2003
India               January 6, 2003      Sweden             January 6, 2003
Indonesia           January 6, 2003      Switzerland        January 6, 2003
Ireland             January 6, 2003      Taiwan             January 6, 2003
Israel              January 6, 2003      Thailand           January 6, 2003
Italy               January 6, 2003      Transnational      January 6, 2003
Ivory Coast         January 6, 2003      Turkey             January 6, 2003
Jamaica             May 12, 2003         Ukraine            January 6, 2003

United Kingdom      January 6, 2003
Uruguay             January 6, 2003
Venezuela           January 6, 2003
Vietnam             May 12, 2003
Zambia              January 6, 2003
Zimbabwe            January 6, 2003

                           [LETTERHEAD OF ING FUNDS]

July 2, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of July 7, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                            Sincerely,

                                            /s/ Michael J. Roland
                                            -------------------------------
                                            Michael J. Roland
                                            Executive Vice President & Chief
                                            Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ EDWARD G. McGANN
    --------------------
Name: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

                                AMENDED EXHIBIT A

FUND                                                  EFFECTIVE DATE
----                                                  --------------
ING EQUITY TRUST
  ING Convertible Fund                                 June 9, 2003
  ING Disciplined LargeCap Fund                        June 9, 2003
  ING Equity and Bond Fund                             June 9, 2003
  ING Financial Services Fund                          June 9, 2003
  ING Growth Opportunities Fund                        June 9, 2003
  ING LargeCap Growth Fund                             June 9, 2003
  ING Large Company Value Fund                         June 9, 2003
  ING MidCap Opportunities Fund                        June 9, 2003
  ING MidCap Value Fund                                June 9, 2003
  ING Principal Protection Fund                        June 2, 2003
  ING Principal Protection Fund II                     June 2, 2003
  ING Principal Protection Fund III                    June 2, 2003
  ING Principal Protection Fund IV                     June 2, 2003
  ING Principal Protection Fund V                      June 2, 2003
  ING Principal Protection Fund VI                     June 2, 2003
  ING Principal Protection Fund VII                     May 1, 2003
  ING Real Estate Fund                                 June 9, 2003
  ING SmallCap Opportunities Fund                      June 9, 2003
  ING SmallCap Value Fund                              June 9, 2003
  ING Tax Efficient Equity Fund                        June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                       April 7, 2003
  ING GNMA Income Fund                                April 7, 2003
  ING High Yield Bond Fund                            April 7, 2003
  ING High Yield Opportunity Fund                     April 7, 2003
  ING Intermediate Bond Fund                          April 7, 2003
  ING Lexington Money Market Trust                    April 7, 2003
  ING Money Market Fund                               April 7, 2003
  ING National Tax-Exempt Bond Fund                   April 7, 2003
  ING Strategic Bond Fund                             April 7, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                    June 9, 2003

ING INVESTORS TRUST
  ING Alliance Mid Cap Growth Portfolio             January 6, 2003
  ING Eagle Asset Value Equity Portfolio            January 6, 2003
  ING UBS U.S. Balanced Portfolio                   January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio         January 6, 2003

  ING Goldman Sachs Internet Tollkeeper(SM)         January 6, 2003
  Portfolio
  ING Limited Maturity Bond Portfolio               January 6, 2003
  ING Liquid Assets Portfolio                       January 6, 2003
  ING Jennison Equity Opportunities Portfolio       January 6, 2003
  ING Mercury Focus Value Portfolio                 January 6, 2003
  ING Mercury Fundamental Growth Portfolio          January 6, 2003
  ING Salomon Brothers All Cap Portfolio            January 6, 2003
  ING Salomon Brothers Investors Portfolio          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                  January 6, 2003
  Fund for Life Series                              January 6, 2003
  ING MFS Mid Cap Growth Portfolio                 January 13, 2003
  ING MFS Research Portfolio                       January 13, 2003
  ING MFS Total Return Portfolio                   January 13, 2003
  ING T. Rowe Price Capital Appreciation           January 13, 2003
  Portfolio
  ING Developing World Portfolio                   January 13, 2003
  ING Hard Assets Portfolio                        January 13, 2003
  ING Capital Guardian Managed Global              January 13, 2003
  Portfolio
  ING International Portfolio                      January 13, 2003
  ING JPMorgan Fleming International               January 13, 2003
  Enhanced EAFE Portfolio
  ING Marsico Growth Portfolio                     January 13, 2003
  ING Janus Growth and Income Portfolio            January 13, 2003
  ING Janus Special Equity Portfolio               January 13, 2003
  ING PIMCO Core Bond Portfolio                    January 13, 2003
  ING Van Kampen Global Franchise Portfolio        January 13, 2003
  ING T. Rowe Price Equity Income Portfolio        January 13, 2003
  ING Capital Guardian Large Cap Value             January 13, 2003
  Portfolio
  ING Capital Guardian Small Cap Portfolio         January 13, 2003
  ING JPMorgan Fleming Small Cap Equity            January 13, 2003
  Portfolio
  ING Van Kampen Real Estate Portfolio             January 13, 2003
  ING Van Kampen Growth and Income                 January 13, 2003
  Portfolio

                                                   January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                              June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                     July 1, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1              June 13, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                              June 2, 2003
  ING Aeltus Money Market Fund                         June 2, 2003
  ING Balanced Fund                                    June 2, 2003
  ING Bond Fund                                        June 2, 2003
  ING Classic Principal Protection Fund                June 2, 2003
  ING Classic Principal Protection Fund II             June 2, 2003
  ING Classic Principal Protection Fund III            June 2, 2003
  ING Classic Principal Protection Fund IV             June 2, 2003
  ING Government Fund                                  June 2, 2003
  ING Growth Fund                                      June 9, 2003
  ING Growth & Income Fund                             June 9, 2003
  ING Index Plus LargeCap Fund                         June 9, 2003
  ING Index Plus MidCap Fund                           June 9, 2003
  ING Index Plus Protection Fund                       June 2, 2003
  ING Index Plus SmallCap Fund                         June 9, 2003
  ING Small Company Fund                               June 9, 2003
  ING Strategic Allocation Balanced Fund               June 2, 2003
  ING Strategic Allocation Growth Fund                 June 2, 2003
  ING Strategic Allocation Income Fund                 June 2, 2003
  ING Technology Fund                                  June 2, 2003
  ING Value Opportunity Fund                           June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                        July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio         July 7, 2003
  ING VP Strategic Allocation Balanced                 July 7, 2003
Portfolio
  ING VP Strategic Allocation Income Portfolio         July 7, 2003

ING VP BOND PORTFOLIO                                  July 7, 2003

ING VP MONEY MARKET PORTFOLIO                          July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                   July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                              July 7, 2003
  ING VP Index Plus LargeCap Portfolio                 July 7, 2003
  ING VP Index Plus MidCap Portfolio                   July 7, 2003
  ING VP Index Plus SmallCap Portfolio                 July 7, 2003
  ING VP Small Company Portfolio                       July 7, 2003
  ING VP Technology Portfolio                          July 7, 2003

  ING VP Value Opportunity Portfolio                   July 7, 2003

*This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                                AMENDED EXHIBIT A

FUND                                                 EFFECTIVE DATE
----                                                 --------------
ING EQUITY TRUST
  ING Convertible Fund                                 June 9, 2003
  ING Disciplined LargeCap Fund                        June 9, 2003
  ING Equity and Bond Fund                             June 9, 2003
  ING Financial Services Fund                          June 9, 2003
  ING Growth Opportunities Fund                        June 9, 2003
  ING LargeCap Growth Fund                             June 9, 2003
  ING Large Company Value Fund                         June 9, 2003
  ING MidCap Opportunities Fund                        June 9, 2003
  ING MidCap Value Fund                                June 9, 2003
  ING Principal Protection Fund                        June 2, 2003
  ING Principal Protection Fund II                     June 2, 2003
  ING Principal Protection Fund III                    June 2, 2003
  ING Principal Protection Fund IV                     June 2, 2003
  ING Principal Protection Fund V                      June 2, 2003
  ING Principal Protection Fund VI                     June 2, 2003
  ING Principal Protection Fund VII                     May 1, 2003
  ING Real Estate Fund                                 June 9, 2003
  ING SmallCap Opportunities Fund                      June 9, 2003
  ING SmallCap Value Fund                              June 9, 2003
  ING Tax Efficient Equity Fund                        June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                       April 7, 2003
  ING GNMA Income Fund                                April 7, 2003
  ING High Yield Bond Fund                            April 7, 2003
  ING High Yield Opportunity Fund                     April 7, 2003
  ING Intermediate Bond Fund                          April 7, 2003
  ING Lexington Money Market Trust                    April 7, 2003
  ING Money Market Fund                               April 7, 2003
  ING National Tax-Exempt Bond Fund                   April 7, 2003
  ING Strategic Bond Fund                             April 7, 2003

ING GET FUND
  ING GET Fund - Series D                             July 14, 2003
  ING GET Fund - Series E                             July 14, 2003
  ING GET Fund - Series G                             July 14, 2003
  ING GET Fund - Series H                             July 14, 2003
  ING GET Fund - Series I                             July 14, 2003
  ING GET Fund - Series J                             July 14, 2003
  ING GET Fund - Series K                             July 14, 2003
  ING GET Fund - Series L                             July 14, 2003

  ING GET Fund - Series M                             July 14, 2003
  ING GET Fund - Series N                             July 14, 2003
  ING GET Fund - Series P                             July 14, 2003
  ING GET Fund - Series Q                             July 14, 2003
  ING GET Fund - Series R                             July 14, 2003
  ING GET Fund - Series S                             July 14, 2003
  ING GET Fund - Series T                             July 14, 2003
  ING GET Fund - Series U                             July 14, 2003
  ING GET Fund - Series V                            March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                    June 9, 2003

ING INVESTORS TRUST
  ING Alliance Mid Cap Growth Portfolio             January 6, 2003
  ING Eagle Asset Value Equity Portfolio            January 6, 2003
  ING UBS U.S. Balanced Portfolio                   January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio         January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)         January 6, 2003
  Portfolio
  ING Limited Maturity Bond Portfolio               January 6, 2003
  ING Liquid Assets Portfolio                       January 6, 2003
  ING Jennison Equity Opportunities Portfolio       January 6, 2003
  ING Mercury Focus Value Portfolio                 January 6, 2003
  ING Mercury Fundamental Growth Portfolio          January 6, 2003
  ING Salomon Brothers All Cap Portfolio            January 6, 2003
  ING Salomon Brothers Investors Portfolio          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                  January 6, 2003
  Fund for Life Series                              January 6, 2003
  ING MFS Mid Cap Growth Portfolio                 January 13, 2003
  ING MFS Research Portfolio                       January 13, 2003
  ING MFS Total Return Portfolio                   January 13, 2003
  ING T. Rowe Price Capital Appreciation           January 13, 2003
  Portfolio
  ING Developing World Portfolio                   January 13, 2003
  ING Hard Assets Portfolio                        January 13, 2003
  ING Capital Guardian Managed Global              January 13, 2003
  Portfolio
  ING International Portfolio                      January 13, 2003
  ING JPMorgan Fleming International               January 13, 2003
  Enhanced EAFE Portfolio
  ING Marsico Growth Portfolio                     January 13, 2003
  ING Janus Growth and Income Portfolio            January 13, 2003
  ING Janus Special Equity Portfolio               January 13, 2003
  ING PIMCO Core Bond Portfolio                    January 13, 2003
  ING Van Kampen Global Franchise Portfolio        January 13, 2003

  ING T. Rowe Price Equity Income Portfolio        January 13, 2003
  ING Capital Guardian Large Cap Value             January 13, 2003
  Portfolio
  ING Capital Guardian Small Cap Portfolio         January 13, 2003
  ING JPMorgan Fleming Small Cap Equity            January 13, 2003
  Portfolio
  ING Van Kampen Real Estate Portfolio             January 13, 2003
  ING Van Kampen Growth and Income                 January 13, 2003
  Portfolio
                                                   January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                              June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                     July 1, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1              June 13, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                              June 2, 2003
  ING Aeltus Money Market Fund                         June 2, 2003
  ING Balanced Fund                                    June 2, 2003
  ING Bond Fund                                        June 2, 2003
  ING Classic Principal Protection Fund                June 2, 2003
  ING Classic Principal Protection Fund II             June 2, 2003
  ING Classic Principal Protection Fund III            June 2, 2003
  ING Classic Principal Protection Fund IV             June 2, 2003
  ING Government Fund                                  June 2, 2003
  ING Growth Fund                                      June 9, 2003
  ING Growth & Income Fund                             June 9, 2003
  ING Index Plus LargeCap Fund                         June 9, 2003
  ING Index Plus MidCap Fund                           June 9, 2003
  ING Index Plus Protection Fund                       June 2, 2003
  ING Index Plus SmallCap Fund                         June 9, 2003
  ING Small Company Fund                               June 9, 2003
  ING Strategic Allocation Balanced Fund               June 2, 2003
  ING Strategic Allocation Growth Fund                 June 2, 2003
  ING Strategic Allocation Income Fund                 June 2, 2003
  ING Technology Fund                                  June 2, 2003
  ING Value Opportunity Fund                           June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                        July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio         July 7, 2003

  ING VP Strategic Allocation Balanced                 July 7, 2003
Portfolio
  ING VP Strategic Allocation Income Portfolio         July 7, 2003

ING VP BOND PORTFOLIO                                  July 7, 2003

ING VP MONEY MARKET PORTFOLIO                          July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                   July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                              July 7, 2003
  ING VP Index Plus LargeCap Portfolio                 July 7, 2003
  ING VP Index Plus MidCap Portfolio                   July 7, 2003
  ING VP Index Plus SmallCap Portfolio                 July 7, 2003
  ING VP Small Company Portfolio                       July 7, 2003
  ING VP Technology Portfolio                          July 7, 2003
  ING VP Value Opportunity Portfolio                   July 7, 2003

*This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                           [LETTERHEAD OF ING FUNDS]

August 28, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003 respectively, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of September 2, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                            Sincerely,

                                            /s/ Michael J. Roland
                                            ------------------------------
                                            Michael J. Roland
                                            Executive Vice President & Chief
                                            Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ IRA R. ROSNER
    ----------------------------------
Name: IRA R. ROSNER, Duly Authorized
Title: VICE PRESIDENT

                                AMENDED EXHIBIT A

FUND*                                                EFFECTIVE DATE
-----                                                --------------
ING EQUITY TRUST
  ING Convertible Fund                                 June 9, 2003
  ING Disciplined LargeCap Fund                        June 9, 2003
  ING Equity and Bond Fund                             June 9, 2003
  ING Financial Services Fund                          June 9, 2003
  ING Growth Opportunities Fund                        June 9, 2003
  ING LargeCap Growth Fund                             June 9, 2003
  ING Large Company Value Fund                         June 9, 2003
  ING MidCap Opportunities Fund                        June 9, 2003
  ING MidCap Value Fund                                June 9, 2003
  ING Principal Protection Fund                        June 2, 2003
  ING Principal Protection Fund II                     June 2, 2003
  ING Principal Protection Fund III                    June 2, 2003
  ING Principal Protection Fund IV                     June 2, 2003
  ING Principal Protection Fund V                      June 2, 2003
  ING Principal Protection Fund VI                     June 2, 2003
  ING Principal Protection Fund VII                    May 1, 2003
  ING Principal Protection Fund VIII                       TBD
  ING Principal Protection Fund IX                         TBD
  ING Real Estate Fund                                 June 9, 2003
  ING SmallCap Opportunities Fund                      June 9, 2003
  ING SmallCap Value Fund                              June 9, 2003
  ING Tax Efficient Equity Fund                        June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                       April 7, 2003
  ING GNMA Income Fund                                April 7, 2003
  ING High Yield Bond Fund                            April 7, 2003
  ING High Yield Opportunity Fund                     April 7, 2003
  ING Intermediate Bond Fund                          April 7, 2003
  ING Lexington Money Market Trust                    April 7, 2003
  ING Money Market Fund                               April 7, 2003
  ING National Tax-Exempt Bond Fund                   April 7, 2003
  ING Strategic Bond Fund                             April 7, 2003

ING GET FUND
  ING GET Fund - Series D                             July 14, 2003
  ING GET Fund - Series E                             July 14, 2003
  ING GET Fund - Series G                             July 14, 2003
  ING GET Fund - Series H                             July 14, 2003
  ING GET Fund - Series I                             July 14, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING GET Fund - Series J                                     July 14, 2003
  ING GET Fund - Series K                                     July 14, 2003
  ING GET Fund - Series L                                     July 14, 2003
  ING GET Fund - Series M                                     July 14, 2003
  ING GET Fund - Series N                                     July 14, 2003
  ING GET Fund - Series P                                     July 14, 2003
  ING GET Fund - Series Q                                     July 14, 2003
  ING GET Fund - Series R                                     July 14, 2003
  ING GET Fund - Series S                                     July 14, 2003
  ING GET Fund - Series T                                     July 14, 2003
  ING GET Fund - Series U                                     July 14, 2003
  ING GET Fund - Series V                                    March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                      January 6, 2003
  ING AIM Mid Cap Growth Portfolio                          January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                     January 6, 2003
  ING American Funds Growth Portfolio                     September 2, 2003
  ING American Funds Growth-Income Portfolio              September 2, 2003
  ING American Funds International Portfolio              September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio           January 13, 2003
  ING Capital Guardian Managed Global Portfolio            January 13, 2003
  ING Capital Guardian Small Cap Portfolio                 January 13, 2003
  ING Developing World Portfolio                           January 13, 2003
  ING Eagle Asset Value Equity Portfolio                    January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                 January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)                 January 6, 2003
  Portfolio
  ING Hard Assets Portfolio                                January 13, 2003
  ING International Portfolio                              January 13, 2003
  ING Janus Growth and Income Portfolio                    January 13, 2003
  ING Janus Special Equity Portfolio                       January 13, 2003
  ING Jennison Equity Opportunities Portfolio               January 6, 2003
  ING JPMorgan Fleming Small Cap Equity                    January 13, 2003
  Portfolio
  ING Julius Baer Foreign Portfolio                        January 13, 2003
  ING Limited Maturity Bond Portfolio                       January 6, 2003
  ING Liquid Assets Portfolio                               January 6, 2003
  ING Marsico Growth Portfolio                             January 13, 2003
  ING Mercury Focus Value Portfolio                         January 6, 2003
  ING Mercury Fundamental Growth Portfolio                  January 6, 2003
  ING MFS Mid Cap Growth Portfolio                         January 13, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING MFS Research Portfolio                               January 13, 2003
  ING MFS Total Return Portfolio                           January 13, 2003
  ING PIMCO Core Bond Portfolio                            January 13, 2003
  ING Salomon Brothers All Cap Portfolio                    January 6, 2003
  ING Salomon Brothers Investors Portfolio                  January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio         January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                January 13, 2003
  ING UBS U.S. Balanced Portfolio                           January 6, 2003
  ING Van Kampen Global Franchise Portfolio                January 13, 2003
  ING Van Kampen Growth and Income Portfolio               January 13, 2003
  ING Van Kampen Real Estate Portfolio                     January 13, 2003
                                                           January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                      June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                             July 1, 2003
  ING Global Equity Dividend Fund                         September 2, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                  September 2, 2003
  ING GET U.S. Core Portfolio - Series 3                         TBD
  ING GET U.S. Core Portfolio - Series 4                         TBD
  ING GET U.S. Core Portfolio - Series 5                         TBD
  ING GET U.S. Core Portfolio - Series 6                         TBD
  ING GET U.S. Opportunity Portfolio - Series 1                  TBD
  ING GET U.S. Opportunity Portfolio - Series 2                  TBD

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                      June 2, 2003
  ING Aeltus Money Market Fund                                 June 2, 2003
  ING Balanced Fund                                            June 2, 2003
  ING Bond Fund                                                June 2, 2003
  ING Classic Principal Protection Fund I                      June 2, 2003
  ING Classic Principal Protection Fund II                     June 2, 2003
  ING Classic Principal Protection Fund III                    June 2, 2003
  ING Classic Principal Protection Fund IV                     June 2, 2003
  ING Government Fund                                          June 2, 2003
  ING Growth Fund                                              June 9, 2003
  ING Growth & Income Fund                                     June 9, 2003
  ING Index Plus LargeCap Fund                                 June 9, 2003
  ING Index Plus MidCap Fund                                   June 9, 2003
  ING Index Plus Protection Fund                               June 2, 2003
  ING Index Plus SmallCap Fund                                 June 9, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING Small Company Fund                                       June 9, 2003
  ING Strategic Allocation Balanced Fund                       June 2, 2003
  ING Strategic Allocation Growth Fund                         June 2, 2003
  ING Strategic Allocation Income Fund                         June 2, 2003
  ING Technology Fund                                          June 2, 2003
  ING Value Opportunity Fund                                   June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio               July 7, 2003
  ING VP Strategic Allocation Income Portfolio                 July 7, 2003

ING VP BOND PORTFOLIO                                          July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                  July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                      July 7, 2003
  ING VP Index Plus LargeCap Portfolio                         July 7, 2003
  ING VP Index Plus MidCap Portfolio                           July 7, 2003
  ING VP Index Plus SmallCap Portfolio                         July 7, 2003
  ING VP Small Company Portfolio                               July 7, 2003
  ING VP Technology Portfolio                                  July 7, 2003
  ING VP Value Opportunity Portfolio                           July 7, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                           [LETTERHEAD OF ING FUNDS]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund VIII, a newly established fund of ING Equity Trust (the "New Fund") to be included on the Amended Exhibit A to the Agreements as of October 1, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                            Sincerely,

                                            /s/ Michael J. Roland
                                            Michael J. Roland
                                            Executive Vice President & Chief
                                            Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ EDWARD G. McGANN
    --------------------
Name: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

                               AMENDED EXHIBIT A

FUND*                                                     EFFECTIVE DATE
----                                                      -----------------
ING EQUITY TRUST
  ING Convertible Fund                                         June 9, 2003
  ING Disciplined LargeCap Fund                                June 9, 2003
  ING Equity and Bond Fund                                     June 9, 2003
  ING Financial Services Fund                                  June 9, 2003
  ING Growth Opportunities Fund                                June 9, 2003
  ING LargeCap Growth Fund                                     June 9, 2003
  ING Large Company Value Fund                                 June 9, 2003
  ING MidCap Opportunities Fund                                June 9, 2003
  ING MidCap Value Fund                                        June 9, 2003
  ING Principal Protection Fund                                June 2, 2003
  ING Principal Protection Fund II                             June 2, 2003
  ING Principal Protection Fund III                            June 2, 2003
  ING Principal Protection Fund IV                             June 2, 2003
  ING Principal Protection Fund V                              June 2, 2003
  ING Principal Protection Fund VI                             June 2, 2003
  ING Principal Protection Fund VII                             May 1, 2003
  ING Principal Protection Fund VIII                        October 1, 2003
  ING Principal Protection Fund IX                                 TBD
  ING Real Estate Fund                                         June 9, 2003
  ING SmallCap Opportunities Fund                              June 9, 2003
  ING SmallCap Value Fund                                      June 9, 2003
  ING Tax Efficient Equity Fund                                June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                               April 7, 2003
  ING GNMA Income Fund                                        April 7, 2003
  ING High Yield Bond Fund                                    April 7, 2003
  ING High Yield Opportunity Fund                             April 7, 2003
  ING Intermediate Bond Fund                                  April 7, 2003
  ING Lexington Money Market Trust                            April 7, 2003
  ING Money Market Fund                                       April 7, 2003
  ING National Tax-Exempt Bond Fund                           April 7, 2003
  ING Strategic Bond Fund                                     April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                     July 14, 2003
  ING GET Fund - Series E                                     July 14, 2003
  ING GET Fund - Series G                                     July 14, 2003
  ING GET Fund - Series H                                     July 14, 2003
  ING GET Fund - Series I                                     July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                     July 14, 2003
  ING GET Fund - Series K                                     July 14, 2003
  ING GET Fund - Series L                                     July 14, 2003
  ING GET Fund - Series M                                     July 14, 2003
  ING GET Fund - Series N                                     July 14, 2003
  ING GET Fund - Series P                                     July 14, 2003
  ING GET Fund - Series Q                                     July 14, 2003
  ING GET Fund - Series R                                     July 14, 2003
  ING GET Fund - Series S                                     July 14, 2003
  ING GET Fund - Series T                                     July 14, 2003
  ING GET Fund - Series U                                     July 14, 2003
  ING GET Fund - Series V                                    March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap FUND                                            June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                      January 6, 2003
  ING AIM Mid Cap Growth Portfolio                          January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                     January 6, 2003
  ING American Funds Growth Portfolio                     September 2, 2003
  ING American Funds Growth-Income Portfolio              September 2, 2003
  ING American Funds International Portfolio              September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio           January 13, 2003
  ING Capital Guardian Managed Global Portfolio            January 13, 2003
  ING Capital Guardian Small Cap Portfolio                 January 13, 2003
  ING Developing World Portfolio                           January 13, 2003
  ING Eagle Asset Value Equity Portfolio                    January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                 January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)                 January 6, 2003
  Portfolio
  ING Hard Assets Portfolio                                January 13, 2003
  ING International Portfolio                              January 13, 2003
  ING Janus Growth and Income Portfolio                    January 13, 2003
  ING Janus Special Equity Portfolio                       January 13, 2003
  ING Jennison Equity Opportunities Portfolio               January 6, 2003
  ING JPMorgan Fleming Small Cap Equity                    January 13, 2003
  Portfolio
  ING Julius Baer Foreign Portfolio                        January 13, 2003
  ING Limited Maturity Bond Portfolio                       January 6, 2003
  ING Liquid Assets Portfolio                               January 6, 2003
  ING Marsico Growth Portfolio                             January 13, 2003
  ING Mercury Focus Value Portfolio                         January 6, 2003
  ING Mercury Fundamental Growth Portfolio                  January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                            January 13, 2003
   ING MFS Research Portfolio                                  January 13, 2003
   ING MFS Total Return Portfolio                              January 13, 2003
   ING PIMCO Core Bond Portfolio                               January 13, 2003
   ING Salomon Brothers All Cap Portfolio                       January 6, 2003
   ING Salomon Brothers Investors Portfolio                     January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio            January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                   January 13, 2003
   ING UBS U.S. Balanced Portfolio                              January 6, 2003
   ING Van Kampen Global Franchise Portfolio                   January 13, 2003
   ING Van Kampen Growth and Income Portfolio                  January 13, 2003
   ING Van Kampen Real Estate Portfolio                        January 13, 2003
                                                               January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                         June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                July 1, 2003
   ING Global Equity Dividend Fund                            September 2, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                           TBD
   ING GET U.S. Core Portfolio - Series 4                           TBD
   ING GET U.S. Core Portfolio - Series 5                           TBD
   ING GET U.S. Core Portfolio - Series 6                           TBD
   ING GET U.S. Opportunity Portfolio - Series 1                    TBD
   ING GET U.S. Opportunity Portfolio - Series 2                    TBD

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                         June 2, 2003
   ING Aeltus Money Market Fund                                    June 2, 2003
   ING Balanced Fund                                               June 2, 2003
   ING Bond Fund                                                   June 2, 2003
   ING Classic Principal Protection Fund I                         June 2, 2003
   ING Classic Principal Protection Fund II                        June 2, 2003
   ING Classic Principal Protection Fund III                       June 2, 2003
   ING Classic Principal Protection Fund IV                        June 2, 2003
   ING Government Fund                                             June 2, 2003
   ING Growth Fund                                                 June 9, 2003
   ING Growth & Income Fund                                        June 9, 2003
   ING Index Plus LargeCap Fund                                    June 9, 2003
   ING Index Plus MidCap Fund                                      June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
  ING Index Plus Protection Fund                                June 2, 2003
  ING Index Plus SmallCap Fund                                  June 9, 2003
  ING Small Company Fund                                        June 9, 2003
  ING Strategic Allocation Balanced Fund                        June 2, 2003
  ING Strategic Allocation Growth Fund                          June 2, 2003
  ING Strategic Allocation Income Fund                          June 2, 2003
  ING Technology Fund                                           June 2, 2003
  ING Value Opportunity Fund                                    June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                  July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                July 7, 2003
  ING VP Strategic Allocation Income Portfolio                  July 7, 2003

ING VP BOND PORTFOLIO                                           July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                            July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                       July 7, 2003
  ING VP Index Plus LargeCap Portfolio                          July 7, 2003
  ING VP Index Plus MidCap Portfolio                            July 7, 2003
  ING VP Index Plus SmallCap Portfolio                          July 7, 2003
  ING VP Small Company Portfolio                                July 7, 2003
  ING VP Technology Portfolio                                   July 7, 2003
  ING VP Value Opportunity Portfolio                            July 7, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                           [LETTERHEAD OF ING FUNDS]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING VP Convertible Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP Growth Opportunities Portfolio, ING VP Growth + Value Portfolio, ING VP High Yield Bond Portfolio, ING VP Large Company Value Portfolio, ING VP LargeCap Growth Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP Natural Resources Trust, ING VP SmallCap Opportunities Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, (the "Funds") to be included on the Amended Exhibit A to the Agreements as of October 6, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                               Sincerely,

                                                /s/Michael J. Roland
                                                ----------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/Edward G. McGann
    -------------------
Name:  EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

                               AMENDED EXHIBIT A

FUND*                                                     EFFECTIVE DATE
----                                                      ---------------
ING Equity Trust
  ING Convertible Fund                                       June 9, 2003
  ING Disciplined LargeCap Fund                              June 9, 2003
  ING Equity and Bond Fund                                   June 9, 2003
  ING Financial Services Fund                                June 9, 2003
  ING Growth Opportunities Fund                              June 9, 2003
  ING LargeCap Growth Fund                                   June 9, 2003
  ING Large Company Value Fund                               June 9, 2003
  ING MidCap Opportunities Fund                              June 9, 2003
  ING MidCap Value Fund                                      June 9, 2003
  ING Principal Protection Fund                              June 2, 2003
  ING Principal Protection Fund II                           June 2, 2003
  ING Principal Protection Fund III                          June 2, 2003
  ING Principal Protection Fund IV                           June 2, 2003
  ING Principal Protection Fund V                            June 2, 2003
  ING Principal Protection Fund VI                           June 2, 2003
  ING Principal Protection Fund VII                            May 1,2003
  ING Principal Protection Fund VIII                      October 1, 2003
  ING Principal Protection Fund IX                              TBD
  ING Real Estate Fund                                       June 9, 2003
  ING SmallCap Opportunities Fund                            June 9, 2003
  ING SmallCap Value Fund                                    June 9, 2003
  ING Tax Efficient Equity Fund                              June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                             April 7, 2003
  ING GNMA Income Fund                                      April 7, 2003
  ING High Yield Bond Fund                                  April 7, 2003
  ING High Yield Opportunity Fund                           April 7, 2003
  ING Intermediate Bond Fund                                April 7, 2003
  ING Lexington Money Market Trust                          April 7, 2003
  ING Money Market Fund                                     April 7, 2003
  ING National Tax-Exempt Bond Fund                         April 7, 2003
  ING Strategic Bond Fund                                   April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                   July 14, 2003
  ING GET Fund - Series E                                   July 14, 2003
  ING GET Fund - Series G                                   July 14, 2003
  ING GET Fund - Series H                                   July 14, 2003
  ING GET Fund - Series I                                   July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                     July 14, 2003
  ING GET Fund - Series K                                     July 14, 2003
  ING GET Fund - Series L                                     July 14, 2003
  ING GET Fund - Series M                                     July 14, 2003
  ING GET Fund - Series N                                     July 14, 2003
  ING GET Fund - Series P                                     July 14, 2003
  ING GET Fund - Series Q                                     July 14, 2003
  ING GET Fund - Series R                                     July 14, 2003
  ING GET Fund - Series S                                     July 14, 2003
  ING GET Fund - Series T                                     July 14, 2003
  ING GET Fund - Series U                                     July 14, 2003
  ING GET Fund - Series V                                    March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                      January 6, 2003
  ING AIM Mid Cap Growth Portfolio                          January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                     January 6, 2003
  ING American Funds Growth Portfolio                     September 2, 2003
  ING American Funds Growth-Income Portfolio              September 2, 2003
  ING American Funds International Portfolio              September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio           January 13, 2003
  ING Capital Guardian Managed Global Portfolio            January 13, 2003
  ING Capital Guardian Small Cap Portfolio                 January 13, 2003
  ING Developing World Portfolio                           January 13, 2003
  ING Eagle Asset Value Equity Portfolio                    January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                 January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)                 January 6, 2003
  Portfolio
  ING Hard Assets Portfolio                                January 13, 2003
  ING International Portfolio                              January 13, 2003
  ING Janus Growth and Income Portfolio                    January 13, 2003
  ING Janus Special Equity Portfolio                       January 13, 2003
  ING Jennison Equity Opportunities Portfolio               January 6, 2003
  ING JPMorgan Fleming Small Cap Equity                    January 13, 2003
  Portfolio
  ING Julius Baer Foreign Portfolio                        January 13, 2003
  ING Limited Maturity Bond Portfolio                       January 6, 2003
  ING Liquid Assets Portfolio                               January 6, 2003
  ING Marsico Growth Portfolio                             January 13, 2003
  ING Mercury Focus Value Portfolio                         January 6, 2003
  ING Mercury Fundamental Growth Portfolio                  January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                         January 13, 2003
  ING MFS Research Portfolio                               January 13, 2003
  ING MFS Total Return Portfolio                           January 13, 2003
  ING PIMCO Core Bond Portfolio                            January 13, 2003
  ING Salomon Brothers All Cap Portfolio                    January 6, 2003
  ING Salomon Brothers Investors Portfolio                  January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio         January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                January 13, 2003
  ING UBS U.S. Balanced Portfolio                           January 6, 2003
  ING Van Kampen Global Franchise Portfolio                January 13, 2003
  ING Van Kampen Growth and Income Portfolio               January 13, 2003
  ING Van Kampen Real Estate Portfolio                     January 13, 2003
                                                           January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                      June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                              July 1,2003
  ING Global Equity Dividend Fund                         September 2, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                      June 2, 2003
  ING Aeltus Money Market Fund                                 June 2, 2003
  ING Balanced Fund                                            June 2, 2003
  ING Bond Fund                                                June 2, 2003
  ING Classic Principal Protection Fund I                      June 2, 2003
  ING Classic Principal Protection Fund II                     June 2, 2003
  ING Classic Principal Protection Fund III                    June 2, 2003
  ING Classic Principal Protection Fund IV                     June 2, 2003
  ING Government Fund                                          June 2, 2003
  ING Growth Fund                                              June 9, 2003
  ING Growth & Income Fund                                     June 9, 2003
  ING Index Plus LargeCap Fund                                 June 9, 2003
  ING Index Plus MidCap Fund                                   June 9, 2003
  ING Index Plus Protection Fund                               June 2, 2003
  ING Index Plus SmallCap Fund                                 June 9, 2003
  ING Small Company Fund                                       June 9, 2003
  ING Strategic Allocation Balanced Fund                       June 2, 2003
  ING Strategic Allocation Growth Fund                         June 2, 2003
  ING Strategic Allocation Income Fund                         June 2, 2003
  ING Technology Fund                                          June 2, 2003
  ING Value Opportunity Fund                                   June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                  July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                July 7, 2003
  ING VP Strategic Allocation Income Portfolio                  July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                            July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                       June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                  September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                          TBD
  ING GET U.S. Core Portfolio - Series 4                          TBD
  ING GET U.S. Core Portfolio - Series 5                          TBD
  ING GET U.S. Core Portfolio - Series 6                          TBD
  ING GET U.S. Opportunity Portfolio - Series 1                   TBD
  ING GET U.S. Opportunity Portfolio - Series 2                   TBD

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                       July 7, 2003
  ING VP Index Plus LargeCap Portfolio                          July 7, 2003
  ING VP Index Plus MidCap Portfolio                            July 7, 2003
  ING VP Index Plus SmallCap Portfolio                          July 7, 2003
  ING VP Small Company Portfolio                                July 7, 2003
  ING VP Technology Portfolio                                   July 7, 2003
  ING VP Value Opportunity Portfolio                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                               October 6, 2003
  ING VP Disciplined LargeCap Portfolio                      October 6, 2003
  ING VP Growth + Value Portfolio                            October 6, 2003
  ING VP Growth Opportunities Portfolio                      October 6, 2003
  ING VP High Yield Bond Portfolio                           October 6, 2003
  ING VP Large Company Value Portfolio                       October 6, 2003
  ING VP LargeCap Growth Portfolio                           October 6, 2003
  ING VP MagnaCap Portfolio                                  October 6, 2003
  ING VP MidCap Opportunities Portfolio                      October 6, 2003
  ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP BOND PORTFOLIO                                           July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                               October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                             October 6, 2003
  The Bond Portfolio                                         October 6, 2003
  The Money Market Portfolio                                 October 6, 2003
  The Stock Portfolio                                        October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.